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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017 (October 4, 2017)

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA 70433
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

        On October 4, 2017 Globalstar, Inc. (the "Company" or "Globalstar") issued a press release announcing a proposed offering of $125 million of voting common stock (the "Common Stock Offering").

        In connection with this proposed Common Stock Offering, Globalstar prepared a description of certain risk factors relating to the Company, its business and industry and other information that are being presented to potential investors. These risk factors are generally an update of the risk factors included in Globalstar's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission (the "SEC") on February 23, 2017. Also in connection with the offering, Globalstar prepared a summary of its business, updated information on its plans with regard to its terrestrial license and other information.

        The press release regarding the proposed offering is attached hereto as Exhibit 99.1 and incorporated by reference herein. The risk factors and updated business and other information are attached hereto as Exhibit 99.2 and incorporated by reference herein. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended. The offering is being made pursuant to an effective registration statement filed with the SEC. Before investing, please read the prospectus and the related prospectus supplement for the offered shares in the registration statement and other documents Globalstar has filed with the SEC for more complete information about Globalstar and the proposed offering.

        This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sales of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

        The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits:

99.1	Press release dated October 4, 2017
99.2	Business, Risk Factor and Other Information update dated October 4, 2017

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.
/s/ REBECCA CLARY Rebecca Clary Vice President and Chief Financial Officer

Date: October 4, 2017

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES